SUPPLEMENT DATED MARCH 1, 1997 TO
                      PROSPECTUS DATED MAY 1, 1996 FOR
                 PERIODIC PAYMENT VARIABLE ANNUITY CONTRACTS

                            KEMPER ADVANTAGE III
                                 ISSUED BY
                  KEMPER INVESTORS LIFE INSURANCE COMPANY



Effective March 1, 1997, Kemper Investors Life Insurance Company ("KILICO") has revised or endorsed the Contracts that are issued as Individual Retirement Annuities (IRAs), Simplified Employee Pensions (SEPs) or Non-Qualified Plan Contracts (Non-Qualified). Contracts issued as IRAs, SEPs or Non-Qualified are being changed to provide for: 1) waiver of the Records Maintenance Charge for Contracts with a Contract Value equaling or exceeding $50,000; 2) revision of the death benefit payable upon the death of the Owner or Annuitant (subject to state approval); and 3) modification of the Dollar Cost Averaging feature to permit dollar cost averaging out of the General Account. These changes are described below with references to those parts of the Prospectus that are modified by this Supplement.

Records Maintenance Charge

The following sentence is added to the first paragraph under "1. Records Maintenance Charge" appearing on page 18 of the Prospectus:

     "For Contracts issued on or after March 1, 1997 as Individual Retirement Annuities, Simplified Employee Pensions or Non-Qualified Plan Contracts, the Records Maintenance Charge will be waived for Contracts with a Contract Value equaling or exceeding $50,000 on the date of assessment."


Death Benefit

The following paragraph is added at the end of section "6. Death Benefit" appearing on page 17 of the Prospectus:

     "For Contracts issued on or after March 1, 1997 as Individual Retirement Annuities, Simplified Employee Pensions or Non-Qualified Plan Contracts, subject to state approval, the death benefit will be determined as follows. If death occurs prior to the deceased's attainment of age 90, the death benefit will be the greater of (a) the total amount of Purchase Payments less Debt and less the aggregate amount of all previous partial withdrawals, (b) the Contract Value as of the day written proof of death is received by KILICO, less Debt or (c) the Greatest Anniversary Value immediately preceding the date of death, less Debt. For purposes of this paragraph, the Greatest Anniversary Value is equal to the highest

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     Anniversary Value determined from the following.  An Anniversary Value is calculated for each contract anniversary prior to the deceased's attainment of age 81. The Anniversary Value is equal to the Contract Value on a contract anniversary, increased by the dollar amount of any Purchase Payments made since that anniversary and reduced by any withdrawals since that anniversary. If death occurs on or after the deceased's attainment of age 90, the death benefit will be the Contract Value as of the day written proof of death is received by KILICO, less Debt."

Dollar Cost Averaging

The following is added after the first sentence of the first paragraph under "Dollar Cost Averaging" appearing on page 27 of the Prospectus:

     "A Contract Owner may predesignate a portion of the Contract Value under the Contract attributable to the General Account to be automatically transferred on a monthly or quarterly basis for a specified duration of at least one year to one or more of the Subaccounts during the Accumulation Period."